UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2004

REWARDS NETWORK INC.

(Exact Name of Registrant Specified in Charter)

Delaware	001-13806	84-6028875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 North Riverside Plaza, Suite 950 Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 521-6767

iDine Rewards Network Inc.

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Rewards Network Inc. Investor Overview Power Point Presentation dated January 2004

ITEM 9.	REGULATION FD DISCLOSURE.

The following information is furnished pursuant to Item 9, “Regulation FD Disclosure.”

On January 6, 2004, management of Rewards Network Inc., a Delaware corporation, presented a power point presentation at the Sixth Annual Needham Growth Conference. A copy of the power point presentation is attached hereto as Exhibit 99.1.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REWARDS NETWORK INC.

By:	/s/ Bryan R. Adel

Bryan R. Adel Vice President, General Counsel, Secretary and Chief Privacy Officer

Dated: January 6, 2004

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Rewards Network Inc. Investor Overview Power Point Presentation dated January 2004